SCUDDER
                                                                     INVESTMENTS


Supplement to the Currently Effective Prospectuses of each of the listed funds:


Tax Free Money Fund             Investors Municipal Cash Fund
     Investment                      Tax-Exempt New York Money
                                          Market Fund
NY Tax Free Money Fund
     Investment                 Cash Reserve Fund, Inc.
                                     Tax-Free Series
Tax-Exempt California Money
     Market Fund                Scudder Tax-Free Money Fund

Scudder Money Funds             Cash Account Trust
     Scudder Tax-Exempt Money       Tax-Exempt Portfolio
         Fund


--------------------------------------------------------------------------------

The following replaces similar information in each fund's prospectus under the heading "Principal Investments":

Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.



               Please Retain This Supplement for Future Reference


October 28, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Tax Free Money Fund Investment

NY Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Scudder Money Funds
         Scudder Tax-Exempt Money Fund

Investors Municipal Cash Fund
         Tax-Exempt New York Money Market Fund

Cash Reserve Fund, Inc.
         Tax Free Series

Scudder Tax-Free Money Fund

Cash Account Trust
         Tax-Exempt Portfolio

The following information is added to or amends each Fund's Statement of Additional Information:

Municipal Trust Receipts. Each Fund may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Funds' investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. While the Funds expect to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

October 27, 2004